UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 8, 2008

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five TEK Park 9999 Hamilton Blvd.
Breinigsville, Pennsylvania	18031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (610) 904-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

                On January 8, 2008, Buckeye Partners, L.P. (“we,” “us,” “our” or the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Lehman Brothers Inc. and SunTrust Robinson Humphrey, Inc. as representatives of the underwriters, that provided for the issuance and sale by the Partnership, and the purchase by the underwriters, of $300,000,000 aggregate principal amount of our 6.05% senior unsecured notes due 2018 (the “Senior Notes”).  A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.  The Senior Notes are expected to be issued on January 11, 2008 pursuant to an Indenture, dated as of July 10, 2003, between the Partnership and U.S. Bank National Association (successor to SunTrust Bank), as trustee (the “Trustee”), as amended and supplemented by a Fifth Supplemental Indenture, dated January 11, 2008, between the Partnership and the Trustee (the “Supplemental Indenture”).  A copy of the Supplemental Indenture is filed as Exhibit 4.1 to this report and is incorporated by reference herein.  The offering of the Senior Notes has been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-127868).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated January 8, 2008, among Lehman Brothers Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters, Buckeye Partners, L.P. and Buckeye GP LLC.

4.1	Fifth Supplemental Indenture, to be dated January 11 2008, between Buckeye Partners, L.P. and U.S. Bank National Association (successor to SunTrust Bank).

5.1	Opinion of Morgan, Lewis & Bockius LLP as to the legality of the Senior Notes.

5.2	Opinion of Vinson & Elkins L.L.P. as to the legality of the Senior Notes.

12.1	Computation of ratio of earnings to fixed charges.

23.1	Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:		Buckeye GP LLC,
its General Partner

	By:	/s/ Stephen C. Muther
Stephen C. Muther
President

Dated: January 11, 2008

Exhibit Index

Exhibit

1.1	Underwriting Agreement, dated January 8, 2008, among Lehman Brothers Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters, Buckeye Partners, L.P. and Buckeye GP LLC.

4.1	Fifth Supplemental Indenture, to be dated January 11 2008, between Buckeye Partners, L.P. and U.S. Bank National Association (successor to SunTrust Bank).

5.1	Opinion of Morgan, Lewis & Bockius LLP as to the legality of the Senior Notes.

5.2	Opinion of Vinson & Elkins L.L.P. as to the legality of the Senior Notes.

12.1	Computation of ratio of earnings to fixed charges.

23.1	Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.2).